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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2004


                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                  0-31157                  23-2507402
----------------------------      ----------------         ------------------
(State or other jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)               Number)              Identification No.)



                                  ------------


                             720 PENNSYLVANIA DRIVE
                              EXTON, PENNSYLVANIA         19341
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (610) 646-9800
               --------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 17, 2004, Innovative Solutions & Support, Inc. issued a press release announcing its financial results for its fourth quarter and fiscal year ended September 30, 2004. A copy of that press release along with the press release financial schedules are attached as Exhibit 99.1 to this report and incorporated herein by reference.

         The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         Innovative Solutions & Support, Inc.



Date: November 18, 2004                  By: /s/ James J. Reilly
                                            ----------------------------------
                                                 James J. Reilly
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
  99.1                     Press Release dated November 17, 2004 announcing
                           financial results for the fourth quarter and fiscal year ended September 30, 2004.